WRL Letterhead

September 21, 2004

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Re:	WRL Series Life Account of Western Reserve Life Assurance Co. of Ohio (File Nos. 333-58322, 333-62397, 333-23359, 33-31140, 33-69138, 33-5143, 33-506, 333-100993 and 333-110315)

Dear Sir or Madam:

On behalf of WRL Series Life Account of Western Reserve Life Assurance Co. of Ohio (“separate account”), incorporated by reference are the Semi-Annual Reports for the underlying funds of the separate account for filing with the Securities and Exchange Commission pursuant to Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”). The Funds are the AEGON/Transamerica Series Fund, Inc. Munder Net50, Van Kampen Emerging Growth, T. Rowe Price Small Cap, Third Avenue Value, American Century International, Great Companies — Americasm, Great Companies — Technologysm, Janus Growth, GE U.S. Equity, Templeton Great Companies Global, Salomon All Cap, T. Rowe Price Equity Income, Transamerica Value Balanced, Clarion Real Estate Securities, Federated Growth & Income, Janus Balanced, AEGON Bond, Transamerica Money Market, Asset Allocation — Conservative, Asset Allocation — Moderate Growth, Asset Allocation — Moderate, Asset Allocation — Growth, Transamerica Convertible Securities, PIMCO Total Return, Transamerica Equity, Transamerica Growth Opportunities, Transamerica U.S. Government Securities, Capital Guardian Value, Capital Guardian U.S. Equity, J.P. Morgan Enhanced Index, Marsico Growth, MFS High Yield, Transamerica Balanced, Transamerica Small/Mid Cap Value and Mercury Large Cap Value portfolios; the Fidelity Variable Insurance Products Funds (VIP) — Service Class 2 — VIP Equity-Income Portfolio, VIP Contrafund® Portfolio, VIP Growth Opportunities Portfolio and VIP Index 500 Portfolio; and the Access Variable Insurance Trust Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio, Wells S&P REIT Index Portfolio, Access U.S. Government Money Market Portfolio, Potomac U.S./Short Portfolio, Potomac Small Cap Plus Portfolio and Potomac Mid Cap Plus Portfolio.

Entity:	AEGON/Transamerica Series Fund, Inc.
File No.:	33-507
Date of Filing:	September 3, 2004
Accession No.:	0001193125-04-152211
CIK:	0000778207

Entity:	Fidelity Variable Insurance Products Fund (VIP) — VIP Equity-Income Portfolio
File No.:	002-75010
Date of Filing:	August 30, 2004
Accession No.:	0000927384-04-000026
CIK:	0000356494

Entity:	Fidelity Variable Insurance Products Fund II (VIP) — VIP Contrafund® Portfolio
File No.:	33-20773
Date of Filing:	August 30, 2004
Accession No.:	0000356494-04-000040
CIK:	0000831016

Securities and Exchange Commission

September 21, 2004

Page Two

Entity:	Fidelity Variable Insurance Products Fund III (VIP) — VIP Growth Opportunities Portfolio
File No.:	33-54837
Date of Filing:	August 30, 2004
Accession No.:	0000927384-04-000013
CIK:	0000927384

Entity:	Fidelity Variable Insurance Products Fund III (VIP) — VIP Index 500 Portfolio
File No.:	33-20773
Date of Filing:	August 30, 2004
Accession No.:	0000356494-04-000040
CIK:	0000831016

Entity:	Access Variable Insurance Trust
File No.:	333-103393
Date of Filing:	September 8, 2004
Accession No.:	0001035449-04-000415
CIK:	0001219605

These Semi-Annual Reports are for the period ended June 30, 2004 and have been transmitted to policyowners in accordance with Rule 30b2-1 under the Act.

If you have any questions regarding this filing, please contact the undersigned at (727) 299-1747.

Very truly yours,

/s/ Priscilla I. Hechler

Priscilla I. Hechler

Assistant Vice President and Assistant Secretary

cc:	Connie Roman